                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-108767, 333-99729, 333-75406, 333-49656,
333-33464, 333-30518, 333-74343, 333-45425 and 333-04131) of ScanSoft, Inc. of
our report dated January 28, 2003 relating to the financial statements of SpeechWorks International, Inc., which appears in this Form 8-K/A.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 16, 2003